Subsequent events	12 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
Subsequent events

25. Subsequent events

The Company has evaluated subsequent events through the date of issuance of the consolidated financial statements and noted that there are no other subsequent events that would require recognition or disclosure in the Company’s consolidated financial statements except for the events mentioned below.

Pursuant to the Convertible Notes in Note 11, as of the issuance date of this report, the Holder has converted an accumulated amount of US$3,535, which is 110% of the principal and interests based on the contract, to 50,438,283 Class A ordinary shares (retrospectively adjusted as 1,008,766 Class A ordinary shares for effect of Share Consolidation).

On November 14, 2025, the Company’s subsidiary, Autozi Supply Chain Management (Beijing) Co., Ltd. (“Autozi Supply Chain”) has borrowed RMB2,000 (approximately US$281) from Bank of China Beijing Haidian Branch. The loan will mature in November 2026 with an annual interest rate of 2.45%. Mr. Xinhao Sun, the legal representative and non-controlling interest of Autozi Supply Chain provided personal guarantee for this loan.

In November, 2025, the Board appointed Mr. Shirong Tong as a new director and the joint Chief Executive Officer of the Group.

On December 8, 2025, the Company entered into a Securities Purchase Agreement with certain non-U.S. investors (collectively, the “Investors”) in a private placement exempt from registration. Pursuant to the Securities Purchase Agreement, the Company agreed to sell to the Investors an aggregate of 1,748,630,000 Class A ordinary shares (retrospectively adjusted as 34,972,600 Class A ordinary shares for effect of Share Consolidation), par value $0.000001 per share of the Company at a price of US$0.0183 per share (retrospectively adjusted as approximately US$0.915 per share for effect of Share Consolidation). The Company received all consideration in cash on January 7, 2026.